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                                                                    Exhibit 10.2


                                SECOND AMENDMENT


         This Second Amendment (the "AMENDMENT" to the Credit Agreement (as
defined below) is entered into as of November   , 1999 by and among MacDERMID,
INCORPORATED, a Connecticut corporation (the "COMPANY"), the several financial institutions from time to time party to this Agreement (collectively, the "LENDERS"; individually, a "LENDER"), and BANK OF AMERICA, N.A., f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., as letter of credit issuing bank, swing line lender and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).


                                    RECITALS

         WHEREAS, the Company, Lenders and Administrative Agent are party to the Second Amended and Restated Multicurrency Credit Agreement, dated as of October 24, 1998, amended and restated as of December 15, 1998 and further amended and restated as of June 15, 1999 (as amended by that certain First Amendment dated as of September 24, 1999 and as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "CREDIT AGREEMENT"); and

         WHEREAS, the Company, the Administrative Agent and the Lenders desire to enter into certain amendments to the Credit Agreement as specified below;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1.        AMENDMENT.

                  (a) CLAUSE(i) of SECTION 2.07 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following new CLAUSE (i):

                           "(i) The Aggregate PTI Term Loan Commitment and the PTI Revolver Increase Commitment shall be terminated and reduced in zero in the event that:

                                    (I) the PTI Merger has not been consummated
                  on or prior to January 28, 2000; and

                                    (II) the PTI Funding Date has not occurred
                  on or prior to January 28, 2000."

                  (b) The reference to "7.5%" in the proviso at the end of each of SECTIONS
                                       -1-

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5.06(e) AND 6.22(b) of the Credit Agreement is hereby amended by deleting such reference in its entirety and inserting in lieu thereof "10%".

                  (c) Each reference to "7.7 million shares of Company Common Stock" in SECTIONS 6.02, 6.23(b) AND 8.02 of the Credit Agreement shall be amended by deleting each such reference in its entirety and replacing in lieu of thereof "7.0 million shares of Company Common Stock".

                  (d) Pursuant to SECTION 7.14(d) of the Credit Agreement, the Administrative Agent hereby consents to the Third Amendment to the Merger Agreement (as hereinafter defined) in the form presented to the Administrative Agent which is limited solely to extending the termination date in SECTION 9 of such Merger Agreement and reducing the share consideration paid by the Company in connection with the PTI Merger.

                  (e) The existing SCHEDULE 2.08(d) to the Credit Agreement is hereby amended by replacing such schedule in its entirety with the SCHEDULE 2.08(D) attached hereto as EXHIBIT A.

         SECTION 2.        REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE
OF NEW YORK.

         SECTION 4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date first written above after receipt by the Administrative Agent of the following:

                                       -2-

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                  (a) executed signature pages for this Amendment signed by the
Company, the Subsidiary Guarantors, the Administrative Agent and the Lenders with PTI Term Loan Commitments and PTI Revolver Increase Commitments;

                  (b) payment by the Company to the Administrative Agent for the account of each Lender with a PTI Term Loan Commitment or PTI Revolver Increase Commitment of all upfront fees due and owing each such Lender and as previously agreed to by and among each such Lender and the Company; and

                  (c) receipt by the Administrative Agent of a copy of the Third Amendment to that certain Plan and Agreement of Merger dated as of February 18, 1999 (the "MERGER AGREEMENT") by and among the Company, MCD Acquisition Corp., PTI, Inc., and Citicorp Venture Capital, Ltd., extending the termination date in
SECTION 9 of the Merger Agreement through at least December 15, 1999 and reducing the share consideration paid by the Company in connection with the PTI Merger.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that:

                  (a) The execution, delivery and performance by the Company and the Subsidiary Guarantors of this Amendment have been duly authorized by all necessary corporate action and this Amendment constitutes the legal, valid and binding obligation of each such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

                  (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

                  (c) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         SECTION 8. REAFFIRMATION OF GUARANTIES. Each Subsidiary Guarantor as a guarantor of the Obligations under the Subsidiary Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that such Subsidiary Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

         SECTION 9. FACSIMILE TRANSMISSION COUNTERPARTS. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.


                                       -3-

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                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              MacDERMID, INCORPORATED

                              By:

                              Name:

                              Title:



                              MacDERMID TOWER, INC.
                              MacDERMID TARTAN, INC.
                              MacDERMID ACUMEN, INC.
                              MacDERMID EQUIPMENT, INC.
                              MacDERMID SOUTH ATLANTIC, INC.
                              MacDERMID OVERSEAS ASIA, LIMITED
                              MacDERMID EUROPE, INC.
                              MacDERMID DELAWARE, INC.
                              MacDERMID INVESTMENTS CORPORATION
                              ELNIC, INC.
                              MacDERMID SOUTH AMERICA, INC.
                              SPECIALITY POLYMERS, INC.
                              ECHO INVESTMENTS, INC.
                              MCD ACQUISITION CORP.
                              W. CANNING, INC.
                              W. CANNING USA, LLC
                              CANNING GUM, LLC


                              By:

                              Name:  John L. Cordani

                              Title:  Secretary


                              BANK OF AMERICA, N.A., f/k/a BANK OF
                              AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, successor by merger to BANK OF
                              AMERICA, N.A. f/k/a NATIONSBANK, N.A.,
                              as Administrative Agent

                              By:

                              Name:

                              Title:


                              BANK OF AMERICA, N.A., f/k/a BANK OF
                              AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, successor by merger to BANK OF
                              AMERICA, N.A., f/k/a NATIONSBANK, N.A.,
                              Individually as a Lender, the Swing Line Lender and as the Issuing Bank

                              BANKBOSTON, N.A., as Documentation Agent and as a Lender

                              By:

                              Name:

                              Title:


                              FLEET NATIONAL BANK, as Syndication Agent and as a Lender

                              By:

                              Name:

                              Title:

                              THE BANK OF NEW YORK, as Co-Agent and as a Lender

                              By:

                              Name:

                              Title:

                              FIRST UNION NATIONAL BANK, as Co-Agent
                              and as a Lender

                              By:

                              Name:

                              Title:

                              LLOYDS BANK PLC, MIAMI, as Co-Agent and
                              as a Lender

                              By:

                              Name:

                              Title:

                              LLOYDS BANK PLC, MIAMI, as Co-Agent and
                              as a Lender

                              By:

                              Name:

                              Title:

                              THE CHASE MANHATTAN BANK

                              By:

                              Name:

                              Title:

                              COMMERICA BANK

                              By:

                              Name:

                              Title:

                              BANK ONE, N.A. (f/k/a THE FIRST NATIONAL
                              BANK OF CHICAGO)

                              By:

                              Name:

                              Title:

                              ABN AMRO BANK N.V.

                              By:

                              Name:

                              Title:


                              ABN AMRO BANK N.V.

                              By:

                              Name:

                              Title:

                              BANK OF MONTREAL

                              By:

                              Name:

                              Title:

                              BANK OF TOKYO-MITSUBISHI TRUST
                              COMPANY

                              By:

                              Name:

                              Title:

                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK AG, CAYMAN
                              ISLAND BRANCH

                              By:

                              Name:

                              Title:


                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK AG, CAYMAN
                              ISLAND BRANCH

                              By:

                              Name:

                              Title:


                              THE ROYAL BANK OF SCOTLAND plc

                              By:

                              Name:

                              Title:

                              UNICREDITO ITALIANO S.p.A., New York
                              Branch

                              By:

                              Name:

                              Title:


                              UNICREDITO ITALIANO S.p.A. New York
                              Branch

                              By:

                              Name:

                              Title:


                              HSBC BANK USA

                              By:

                              Name:

                              Title:


                              FORTIS (USA) FINANCE LLC
                              (f/k/a/ GENERALE (USA) FINANCE LLC)

                              By:

                              Name:

                              Title: